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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 27, 2004

                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

    ILLINOIS                      0-19594                      95-3790111
(State or Other           (Commission File Number)            (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)


              850 E. ALGONQUIN RD., SUITE 100, SCHAUMBURG, IL 60173
                    (Address of principal executive offices)


                                 (847) 839-3939
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)  Exhibits.


         EXHIBIT NO.                          EXHIBIT
         -----------     -------------------------------------------------------
            99.1         Press Release of Insurance Auto Auctions, Inc. (the
                         "Company"), dated February 27, 2004, disclosing the
                         Company's financial results for the fourth quarter of 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

         The following information is furnished pursuant to Item 12. "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

         On February 27, 2004, the Company issued a press release announcing its financial results for the fourth quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Insurance Auto Auctions, Inc.

       Dated: February 27, 2004

                                                By: /s/ Thomas C. O'Brien
                                                    ----------------------------
                                                    Thomas C. O'Brien
                                                    Chief Executive Officer




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                                INDEX OF EXHIBITS


EXHIBIT NO.                                  EXHIBIT
----------    ------------------------------------------------------------------
  99.1        Press Release of Insurance Auto Auctions, Inc. (the "Company"),
              dated February 27, 2004, disclosing the Company's financial results for the fourth quarter of 2003.




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